Exhibit 26(r): Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 1st day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald W. Britton
Donald W. Britton, Director and President

STATE OF MINNESOTA
COUNTY OF Hennepin

The foregoing instrument was acknowledged before me this 1st day of March 2012, by Donald W. Britton.

/s/ Susan M. Vega Notary Public	Susan M. Vega Notary Public, State of Minnesota Commission Expires 1/31/2015

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 8th day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Mary (Maliz) E. Beams
Mary (Maliz) E. Beams, Director

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs: /s/ Michele Eleveld	Second Witness Signs: /s/ Amy Barron
Printed name of witness: Michele Eleveld	Printed name of witness: Amy Barron

State of Connecticut)
) ss: at Windsor on March 8, 2012.
County of Hartford )

Personally Appeared Mary (Maliz) E. Beams, Signer and Sealer of the foregoing instrument, and acknowledged to be her free act and deed, before me.

/s/ Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires 11/30/15

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 9th day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Patrick G. Flynn
Patrick G. Flynn, Director and Chairman

On the 9th day of March in the year 2012, before me, the undersigned, personally appeared Patrick G. Flynn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen M. Scheuer Notary Public	Helen M. Scheuer Notary Public, State of New York No. 01SC3352985 Qualified in New York County Commission Expires 4-30-2015

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally
appeared Nicholas Morinigo, known to me (or satisfactorily
proven) to be the person whose name is subscribed as
attorney in fact for Patrick G. Flynn, and acknowledged that he executed the same as the act of his principal for the
purposes therein contained.

Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary, Notary Public West Chester Boro, Chester County My Commission Expires Jan. 12, 2014

/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by J. Neil McMurdie, as attorney in fact on behalf of Patrick G. Flynn.
Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014
/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by Julie Rockmore, as attorney in fact on behalf of Patrick G. Flynn.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014
/s/ Nicole L. Molleur
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY
ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 15 day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Alain M. Karaoglan
Alain M. Karaoglan, Director

State of New York
County of New York

On the 15 day of March in the year 2012, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan K. Tieger Notary Public	Susan K. Tieger Notary Public, State of New York No. 01TI5088795 Qualified in Bronx County Commission Expires: 11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford, Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by J. Neil McMurdie, as attorney in fact on behalf of Alain M. Karaoglan.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford, Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by Julie Rockmore, as attorney in fact on behalf of Alain M. Karaoglan.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur Notary Public

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally appeared
Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Alain M.
Commonwealth of Pennsylvania	Karaoglan, and acknowledged that he executed the same as the act
Notarial Seal	of his principal for the purposes therein contained.
Maureen O’Hara, Notary Public
West Chester Boro, Chester County	/s/ Maureen O’Hara
My Commission Expires January 12, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT IF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 28 day of Feb, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert G. Leary
Robert G. Leary, Director

State of New York
County of New York

On the 28 day of Feb in the year 2012, before me, the undersigned, personally appeared Robert G. Leary, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen M. Scheuer Notary Public	Helen M. Scheuer Notary Public, State of New York No. 01SC3352985 Qualified in New York County Commission Expires: 4-30-2015

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford, Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by J. Neil McMurdie, as attorney in fact on behalf of Robert G. Leary.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford, Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by Julie Rockmore, as attorney in fact on behalf of Robert G. Leary.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur Notary Public

Commonwealth of Pennsylvania
/s/ Nicholas Morinogo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally appeared
Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Robert G.
Commonwealth of Pennsylvania	Leary, and acknowledged that he executed the same as the act of his
Notarial Seal	principal for the purposes therein contained.
Maureen O’Hara, Notary Public
West Chester Boro, Chester County	/s/ Maureen O’Hara
My Commission Expires January 12, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT IF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 14th day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Rodney O. Martin
Rodney O. Martin, Director

State of New York
County of New York

On the 14 day of March in the year 2012, before me, the undersigned, personally appeared Rodney O. Martin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan K. Tieger Notary Public	Susan K. Tieger Notary Public, State of New York No. 01TI5088795 Qualified in Bronx County Commission Expires: 11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford, Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by J. Neil McMurdie, as attorney in fact on behalf of Rodney O. Martin.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford, Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by Julie Rockmore, as attorney in fact on behalf of Rodney O. Martin.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur Notary Public

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally appeared
Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Rodney O.
Commonwealth of Pennsylvania	Martin, and acknowledged that he executed the same as the act of
Notarial Seal	his principal for the purposes therein contained.
Maureen O’Hara, Notary Public
West Chester Boro, Chester County	/s/ Maureen O’Hara
My Commission Expires January 12, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 27 day of February, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith
Michael S. Smith, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 27th day of February, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson
Steven T. Pierson, Sr. Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Karen K. Blair Karen K. Blair ING, 5780 Powers Ferry Rd., NW Atlanta, GA 30327	Signature of Witness #1 Printed or typed name of Witness #1 Address of Witness #1

/s/ Marilyn J. Copeland Marilyn J. Copeland ING, 5780 Powers Ferry Rd., NW Atlanta, GA 30327	Signature of Witness #2 Printed or typed name of Witness #2 Address of Witness #2

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 7th day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ewout L. Steenbergen
Ewout L. Steenbergen, Director, Executive Vice President and Chief Financial Officer

State of New York
County of New York

On the 7th day of March in the year 2012, before me, the undersigned, personally appeared Ewout L. Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen M. Scheuer Notary Public	Helen M. Scheuer Notary Public, State of New York No. 01SC3352985 Qualified in New York County Commission Expires 4-30-2015

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford, Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by J. Neil McMurdie, as attorney in fact on behalf of Ewout L. Steenbergen.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford, Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by Julie Rockmore, as attorney in fact on behalf of Ewout L. Steenbergen.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur Notary Public

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally appeared
Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Ewout
Commonwealth of Pennsylvania	L. Steenbergen, and acknowledged that he executed the same as the
Notarial Seal	act of his principal for the purposes therein contained.
Maureen O’Hara, Notary Public
West Chester Boro, Chester County	/s/ Maureen O’Hara
My Commission Expires January 12, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.